SSGA Active Trust

(the “Trust”)

Supplement dated May 1, 2017

to the Prospectuses and Statements of Additional Information (“SAIs”)

dated October 31, 2016, as supplemented

Effective immediately, the limit on the amount of portfolio securities each series of the Trust (each, a “Fund”) may lend will change as indicated below:

Prior Limit	New Limit
25% of the value of the Fund’s total assets	40% of the value of the Fund’s net assets

As a result, all references to securities lending in the Prospectuses and SAIs are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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